Filed under Rule 497

File no. 333-162441

February 1, 2015, as amended on March 2, 2015

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

Miller Income Opportunity Trust

Class	Ticker Symbol
A	LMCJX
A2	—
C	LCMNX
FI	LMCKX
R	—
I	LMCLX
IS	LMCMX

100 International Drive

Baltimore, Maryland 21202

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus of Miller Income Opportunity Trust (the “fund”), dated February 1, 2015, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Global Asset Management Trust (the “Trust”), a Maryland statutory trust. This SAI relates only to the fund.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

Description of the Fund

Miller Income Opportunity Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company.

Fund Policies

The following information supplements the information concerning the fund’s investment objective, policies and limitations found in the Prospectus.

The fund’s objective is to seek a high level of income while maintaining the potential for growth. The investment objective of the fund is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval and upon notice to shareholders.

The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1.	Borrowing: The fund may not borrow money, except (1) in an amount not exceeding 33-1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

2.	Underwriting: The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”);

3.	Loans: The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4.	Senior Securities: The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5.	Real Estate: The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6.	Commodities: The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7.	Concentration: The fund may not make any investment if, as a result, the fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to an amount equal to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Although not a part of the fundamental limitation on concentration, the Fund currently uses the Bloomberg Industry Classification System to determine the appropriate classifications of its portfolio holdings for purposes of evaluating compliance with the limitation on industry concentration. Although not a part of the fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry.

The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Non-Diversified Fund. The fund is non-diversified; however, the fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), which requires that the fund, among other things, (1) invest no more than 25% of the value of its total assets in securities of any one issuer, and (2) invest at least 50% of the value of its total assets so that (a) no more than 5% of that value is invested in the securities of any one issuer and (b) the fund does not hold more than 10% of the outstanding voting securities of any one issuer. These limits do not apply to cash and cash items, U.S. Government securities or securities of other RICs. These requirements must be satisfied at the close of each quarter of the fund’s taxable year. See “Additional Tax Information.”

Unless otherwise stated, the fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the fund currently observes:

1.	Illiquid Securities: The fund may invest up to 15% of its net assets in illiquid securities.

2.	Margin Purchases: The fund may not purchase securities on margin, except that (1) the fund may obtain such short-term credits as are necessary for the clearance of transactions, and (2) the fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. An investment will be deemed to have been made at the time the fund enters into a binding commitment to complete the investment. The fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage. If, due to subsequent fluctuations in value or any other reasons, the value of the fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the fund will consider what actions, if any, are necessary to maintain adequate liquidity.

Investment Strategies and Risks

Debt Securities

The fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term, which is commonly the case).

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

The fund may purchase debt securities from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the fund’s portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The fund’s investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The fund may also invest without limit in unrated securities.

Generally, debt securities rated below BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB by Fitch Ratings’ (“Fitch”) and unrated securities of comparable quality, are considered below investment grade, but offer a higher current yield than that provided by higher grade issues, but also involve higher risks. S&P, Moody’s and Fitch are collectively recognized by the subadviser as Nationally Recognized Statistical Rating Organizations (“NRSRO”). Such securities are commonly referred to as “junk bonds.” Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. Debt securities rated C by Moody’s, S&P or Fitch are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer’s capital structure than do equity securities. The ratings of S&P, Moody’s and Fitch represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody’s, S&P and Fitch is included in Appendix A.

The subadviser considers bonds to be below investment grade if they are rated below Baa/BBB by all three NRSROs, or unrated securities determined by the subadviser to be of comparable quality. The subadviser will consider a security’s quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, the fund may purchase a security with the lowest rating.

In addition to ratings assigned to individual bond issues, the subadviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the subadviser to determine, to the extent possible, that the planned investment is sound.

If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the subadviser will consider that fact in determining whether to retain that security in the fund’s portfolio, but is not required to dispose of it.

RISKS OF LOWER-RATED SECURITIES. A lower-rated debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a debt security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on the fund’s ability to achieve its investment objective because, for example, the fund may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption. If the fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the fund’s investment portfolio and increasing the exposure of the fund to the risks of lower-rated securities.

At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the fund to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Board believes accurately reflects fair value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the fund could find it more difficult to sell these securities without adversely affecting the market price, or may be able to sell the securities only at prices lower than if such securities were widely traded.

Short-Term Corporate Debt Securities and Short-Term Instruments

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business and statutory trusts, in order to finance their short-term credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

The fund also may invest in commercial paper issued in bearer form by banks or bank holding companies and finance companies. The fund may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. The fund may or may not regard such securities as illiquid, depending on the circumstances of each case.

Bank obligations in which the fund may invest include certificates of deposit, bankers’ acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution.

The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U.S. Government, the fund will generally assume positions considerably in excess of the insurance limits.

The fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from investments in securities of domestic branches of domestic banks. These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the fund. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Municipal Obligations

Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”).

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.

Many municipalities currently have significant underfunded pension liabilities during a time when municipal tax bases are shrinking. These liabilities could result in the insolvency of the municipality and its inability to pay its municipal bond obligations. Some municipalities are issuing pension obligation bonds to cover shortfalls in their employee pension funds as an alternative to raising taxes. If the underlying pension fund underperforms, the pension obligation bonds may create additional costs for taxpayers, put retirement funds in jeopardy, or force municipalities into bankruptcy.

The municipal obligations in which the fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the fund a specified, undivided pro rata interest in the total amount of the obligation.

Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase contracts or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. If a governmental user were to invoke a non-appropriation clause, the security could lose much or all of its value or could be paid in ways that do not entitle the holder to a tax exemption on the payments.

In determining the liquidity of a municipal lease obligation, the fund will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well-established method of securing payment of a municipal obligation. The fund’s investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the subadviser determines, pursuant to guidelines established by the Board that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the fund has valued the security.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax and state and local income taxes and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither the fund nor the manager or adviser will independently review the basis for such opinions.

The U.S. Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If any such proposals were enacted, the availability of municipal obligations for investment by the fund and the value of the municipal obligations in its portfolio could be adversely affected.

The municipal obligations in which the fund may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland U.S. entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by the fund.

Sovereign Government and Supranational Debt

The fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions.

Investments in debt securities issued by foreign governments and their political subdivisions or agencies (“Sovereign Debt”) involve special risks. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.

Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.

Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Public reaction against such measures in the recipient country may impede implementation. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the subadviser endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the fund to suffer a loss of interest or principal on any of its holdings.

The fund may invest in debt securities issued by supranational entities. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Included among these organizations are the Asian

Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value. If a convertible security held by the fund is called for redemption, the fund will be required to (1) permit the issuer to redeem the security (2) convert it into the underlying common stock or (3) sell it to a third party.

Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the subadviser. Moody’s describes securities rated “Ba” as having speculative elements and subject to substantial credit risk.

If a convertible security held by the fund is called for redemption, the fund will be required to convert or exchange it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the fund’s ability to achieve its objective.

Short Sales

The fund may sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the fund must borrow the security from a broker/dealer through which the short sale is executed, and the broker/dealer delivers the security, on behalf of the fund, to the buyer. The broker/dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker/dealer the security sold short. In addition, the fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short.

The fund may also enter into a short position through a short derivative position using a futures contract or swap agreement. Using this investment technique subjects the fund to the same risks and cover requirements as short sales.

The fund must segregate an amount of cash or liquid securities with its custodian equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). To the extent that the liquid securities segregated by its custodian or deposited as collateral with the broker are subject to gains or loss, while the securities sold short are also being subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the fund in this respect will normally be comprised of portfolio securities that are subject to gains or losses and, accordingly, when the fund executes short sales leverage will normally be created.

The fund is said to have a short position in the securities sold until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

The fund may also hold short positions “against the box,” meaning that at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short positions “against the box” result in a “constructive sale” and require the fund to recognize any gain unless an exception to the constructive sale rule applies.

The fund’s ability to engage in short sales may be impaired by temporary prohibitions on short selling that may be imposed by domestic and/or foreign government regulators.

Asset-Backed Securities

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.

Forward Commitments

The fund may enter into commitments to purchase U.S. Government securities or other securities on a “forward commitment” basis, including purchases on a “when-issued,” a “delayed-delivery” or a “to be announced” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. The fund may sell the securities subject to a forward commitment purchase, which may result in a gain or a loss. When the fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

The fund will at times maintain segregated cash or appropriate liquid securities in an amount at least equal to the amount of the fund’s forward commitment transactions. On the settlement date, the fund will meet its obligations from then available cash flow, the sale of segregated securities, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the fund’s payment obligations).

The fund may sell the securities underlying a when-issued or delayed delivery commitment, which may result in capital gains or losses.

TBA Purchase Commitments. TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and the fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Firm Commitments. Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.

Stand-by Commitments. A stand-by commitment involves the purchase of securities by the fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide the fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.

Illiquid Investments and Restricted Securities

The fund may invest up to 15% of its net assets in illiquid investments. For this purpose, “illiquid investments” are those that cannot be sold or otherwise disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments may include repurchase agreements with terms of greater than seven days, restricted securities other than those the subadviser has determined are liquid pursuant to guidelines established by the Board and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. The fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The subadviser to the fund, acting pursuant to guidelines established by the Board, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in the fund’s portfolio may adversely affect the fund’s liquidity.

The assets used as cover for OTC options written by the fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Senior Securities

The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. The fund’s non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the fund at the time the borrowing is made, are not deemed to be an issuance of a senior security. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowing, provided that in the event the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).

There are various investment techniques that may give rise to an obligation of the fund to make a future payment, about which the SEC has stated it would not raise senior security concerns, provided the fund complies with SEC guidance regarding cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions and repurchase agreements.

Securities of Other Investment Companies

The fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in the securities of other investment companies involves certain other risks, costs and expenses for the fund. If the fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, the fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuer’s portfolio securities.

The fund may also invest in the securities of private investment companies, including “hedge funds” and private equity funds. As with investments in other investment companies, if the fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund’s investment in these companies typically will have to be determined under policies approved by the Board.

The 1940 Act provides that the fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the fund invests in certain exchange-traded funds or money-market funds.

The fund will invest in the securities of other investment companies, including private investment companies, when, in the subadviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds (“ETFs”)

The fund may invest in the securities of ETFs. ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the fund’s risk would be limited to the amount it invested in the ETF.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the fund’s ability to purchase securities issued by other investment companies will apply.

Foreign Securities

The fund may invest in the securities of foreign issuers, foreign currencies and securities of issuers with substantial foreign operations (collectively, “foreign investments”). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned thereon. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser. Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar and since the fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund’s shares, and may also affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government speculation and other factors.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. In such a case, the fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Foreign Currency Exposure

The fund, under normal circumstances, may invest a substantial portion of its total assets in foreign currencies and in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the fund’s investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation and other economic and financial conditions affecting the world economy.

A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund’s net asset value (“NAV”) and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the fund. Moreover, if the value of the foreign currencies in which the fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which the fund invests without regard to the effect such fluctuations have on income received or gains realized by the fund. Given the level of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

Foreign Currency Exchange-Related Securities and Warrants

Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

Zero Coupon, Pay-In-Kind and Deferred Interest Bonds

Corporate debt securities and municipal obligations include so-called “zero coupon” bonds, “pay-in-kind” bonds and “deferred interest” bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The value of these types of bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. These types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, the fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

Equity Securities

GENERAL. Equity securities are subject to the following risks: the risk that their prices generally fluctuate more than those of other securities, such as debt or fixed income securities; the risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy, country or region, or may affect the market as a whole; the risk that an adverse company-specific event, such as an unfavorable earnings report, may negatively affect the stock price of a company in which the fund invests and the risk that the fund may experience a substantial or complete loss on an individual stock.

COMMON STOCKS. The fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

U.S. Government Obligations and Related Securities

U.S. Government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the Government National Mortgage Association (“GNMA”) and Small Business Administration are backed by the “full faith and credit” of the U.S. Government. Other U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. In the case of securities not backed by the “full faith and credit” of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, Fannie Mae and Freddie Mac) for ultimate repayment and may not be able to assert a claim against the U.S. Government itself if the agency or instrumentality does not meet its commitments.

Participation interests in U.S. Government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. Government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter (“OTC”) market.

The fund may invest in U.S. Government obligations and related participation interests. In addition, the fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”). Custodial receipts generally are not considered obligations of the U.S. Government for purposes of securities laws. Generally, the fund will consider all interest-only or principal-only (See “Mortgage-Related Securities” below) fixed income securities as illiquid.

Mortgage-Related Securities

Following the start of the financial crisis in 2007-2008, there have been a large number of home foreclosures in the United States, and it seems likely there will be still more in the months to come. Court challenges to some of these foreclosure actions have revealed problems in the legal documentation underlying some mortgages and some mortgage-backed securities, and have challenged methods used by some mortgage holders to process large numbers of foreclosures and mortgage loan assignments quickly and inexpensively. Additionally, as a result of the financial crisis, a large number of these homes are “under water”—that is, the current market value of the home is less than the amount owed on the mortgage. All of these problems have the potential to affect the value of mortgage-backed securities. The effect of these problems on the value of mortgage-backed securities is lessened to the extent that the securities are over-collateralized, privately insured or backed by the entities sponsored by the federal government. However, there is no assurance that these sources will always be available to provide the necessary support.

For example, Fannie Mae and Freddie Mac (the “GSEs”) are government-related guarantors of mortgage-backed securities. While the GSEs guarantee timely payments on pass-through securities that they issue, those securities are not backed by the full faith and credit of the U.S. Government. In 2008, due to GSE capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns lead the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) to place the GSEs in conservatorship. Since that time, the GSEs have received significant capital support from Treasury and the Federal Reserve. Treasury announced in December 2009 that it would continue its support for the GSEs’ capital as necessary to prevent a negative net worth through at least 2012. No assurance can be given beyond that date that the GSEs will remain successful in meeting their obligations with respect to the securities they issue or have issued.

In addition, the problems faced by the GSEs sparked serious debate among federal policy makers regarding the GSEs’ continued role in providing liquidity for mortgage loans. The Obama Administration issued a proposal in February 2011 to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform the GSEs, addressing portfolio limits and guarantee fees, among other issues. Policy makers continue to discuss whether the GSEs should be nationalized, privatized, or eliminated altogether.

With the GSEs’ future under serious imminent debate, the nature and scope of their future guarantee obligations are likely to be considerably limited. More broadly, it is not clear what the effect would be on the overall market for mortgage-related securities if the GSEs were to leave the market altogether.

Mortgage-related securities (“Pass-Throughs”), including foreign pass-throughs, provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates, as well as other factors. In addition to fixed-rate, fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types of mortgages.

Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from borrower prepayments, the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through” because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the subadviser determines that the securities are appropriate investments for the fund.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages (“ARMs”).

ARMs, which have adjustable rather than fixed rates, may collateralize pass-through securities. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments, after which the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers, and by government instrumentalities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of the issuer of the CMO, the fund could experience both delays in liquidating its position and losses. The fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs.

The fund also may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the fund purchases an IO and the underlying principal is repaid faster than expected, the fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the fund’s 15% limit on illiquid securities.

The subadviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the subadviser will, consistent with the fund’s investment objective and policies, consider making investments in such new types of securities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.

Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. The fund will not purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages) or any other investments which the subadviser deems to be illiquid pursuant to criteria established by the Board if, as a result, more than 15% of the value of the fund’s net assets would be invested in such illiquid securities and other illiquid investments.

Warrants or Rights

The fund may purchase warrants and rights. Warrants or rights may be acquired separately, or as part of a unit or attached to securities at the time of purchase, and may be deemed to be with or without value. Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants and rights basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants and rights differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. The prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, the fund could sustain losses on transactions in warrants that would require the fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Indexed Securities

The fund may purchase various fixed income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the fund. The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying instruments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

Inflation-Indexed Securities

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. The fund may also invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described below.

The values of inflation-indexed fixed income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate). Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase. In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease. Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond. The fund may invest in inflation-related bonds which do not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

Any increase in principal value caused by an increase in the index the inflation-indexed securities is tied to is taxable in the year the increase occurs, even though the fund will not receive the adjusted principal amount until the bond matures. Thus, the fund could be required to sell other securities to pay taxes on this unrealized income, including when it is not advantageous to do so. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

U.S. Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers

(“CPI-U”), calculated with a three-month lag). The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for TIPS, even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the fund is subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If the fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.

Repurchase Agreements

When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by the subadviser to present minimal risk of default during the term of the agreement.

Repurchase agreements are usually for a term of one week or less but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid.

Repurchase agreements maturing in more than seven days are considered to be illiquid. Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the fund and creates leverage in the fund’s portfolio. In a reverse repurchase transaction, the fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, the fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, the fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, the fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When the fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the co-portfolio managers’ strategy and result in lower fund returns. At the time the fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

The fund will not engage in reverse repurchase agreements if its total borrowings exceed 33-1/3% of its total assets.

Dollar Rolls

The fund may enter into dollar roll transactions in which the fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction, the fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to invest the proceeds of the securities sold.

When the fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party (in the case of a reverse repurchase agreement) the securities purchased for future delivery (in the case of a dollar roll) or the securities in which the proceeds are invested (in either case) would affect the market value of the fund’s assets. As a result, such transactions could increase fluctuation in the fund’s NAV. If the fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the fund’s yield.

To avoid potential leveraging effects of dollar rolls, the fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the dollar rolls.

Leverage

In accordance with its fundamental and non-fundamental policies, the fund may employ “leverage” by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest and other costs of borrowing, the NAV of the fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost of borrowings, or if there are losses, the NAV of the fund’s shares will decrease faster than would otherwise be the case. To reduce its borrowing, the fund might be required to sell securities at a disadvantageous time. The fund will incur interest expense on any money borrowed, and the fund may therefore have little or no investment income during periods of substantial borrowings. The fund will leverage its assets when, in the subadviser’s judgment, the potential benefits of the borrowing outweigh the risk and expense of the borrowing.

Loan Participations and Assignment

The fund may invest in loans. Loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, however the fund may have difficulty enforcing these rights. Loans may not be fully collateralized and can decline significantly in value. If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, there is a possibility that the fund will become the owner of its pro rata share of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the fund potentially might be held liable as a co-lender. Some loans are unsecured. If the borrower defaults on an unsecured loan, the fund will be a general creditor and will not have rights to any specific assets of the borrower. The fund may have difficulty disposing of loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the fund’s ability to dispose of the loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Financial Instruments

GENERAL. The fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the fund. In general, the use of Financial Instruments may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or, currency or other instrument or measure. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, the fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

FINANCIAL INSTRUMENTS AND HEDGING. The fund may use Financial Instruments for hedging purposes. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, the fund might be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5) The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

COVER. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the fund’s books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets for cover or segregation could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF FINANCIAL INSTRUMENTS TRADED ON FOREIGN EXCHANGES. Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss as the result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

The fund may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the fund has written. The fund would enter into a short straddle when the subadviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in the fund’s NAV being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by the fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid as described under “Illiquid Investments and Restricted Securities.”

European-style options are only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed income portfolio. If the subadviser wishes to shorten the average duration of the fund’s fixed income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of the fund’s fixed income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor.

Initial margin with respect to a futures or option on futures contract is the amount of assets that must be deposited by the fund with, or for the benefit of, a futures commission merchant to initiate the fund’s futures or option positions. Initial margin is the margin deposit made by the fund when it enters into a futures or option contract; it is intended to assure performance of the contract by the fund. If the value of the fund’s account declines by a specified amount, the fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level. (This is sometimes referred to as “variation margin.”

Subsequent “variation margin” payments are made to and from the futures commission merchant as the value of the account varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a settlement of the fund’s obligations to or from a futures commission merchant. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).

Risks of Futures Contracts and Options Thereon. Successful use of futures contracts and related options depends upon the ability of the subadviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as resulting from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make variation margin payments.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. In addition, the fund’s activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period.

Index Futures. The fund may invest in index futures to attempt to increase its return or to attempt to hedge its investments. When index futures are used for hedging purposes, the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the fund’s portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY INVESTMENTS—SPECIAL CONSIDERATIONS. The fund may use options and futures contracts on foreign currencies (including the euro), as described above, forward currency contracts and swap agreements, as described below, to attempt to increase the fund’s return or to attempt to hedge against movements in the values of the foreign currencies in which the fund’s securities are denominated or to attempt to enhance the fund’s return or yield. The fund may also use such investments to attempt to establish a short position or to access a market that is more difficult to access with other types of investments, such as bonds or currency.

Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. The fund may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.

Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar.

The fund also may use forward currency contracts to attempt to enhance return or yield. The fund could use forward currency contracts to increase its exposure to foreign currencies that the subadviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the subadviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on an adviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the subadviser anticipates. There is no assurance that an adviser’s use of forward currency contracts will be advantageous to the fund or that the subadviser will hedge at an appropriate time.

Forward currency contracts in which the fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the parties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

Pursuant to authority granted under the Dodd-Frank Act, on November 16, 2012, the Treasury Department (“Treasury”) issued a notice of final determination (“Determination”) stating that foreign exchange forwards, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, irrespective of the Treasury Determination, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with foreign exchange forwards. In addition, if a foreign exchange forward were to be listed and traded on or subject to the rules of a designated contract market or swap execution facility, or cleared by a derivatives clearing organization, the antifraud and antimanipulation prohibitions of the Dodd-Frank Act would apply to such transactions. NDFs are classified as swaps and are therefore subject to the full panoply of regulations under the Dodd-Frank Act.

COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

TURNOVER. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

STRUCTURED NOTES AND INDEXED SECURITIES. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

SWAPS, CAPS, FLOORS AND COLLARS. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

The creditworthiness of firms with which the fund enters into swaps, caps, floors or collars will be monitored by the subadviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the fund’s custodian that satisfies the requirements of the 1940 Act. The fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The subadviser and the fund believe that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the fund’s restrictions on borrowing or senior securities.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of an underlying asset increases, but receive payments from the other party if the value of that instrument decreases. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Inflation Swaps. Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swaps can be designated as zero coupon, whereby both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Credit Default Swaps and Related Investments. The fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The fund may invest in credit default swap index products that provide exposure to multiple credit default swaps. The fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risk with investments in credit default swaps discussed above.

Commodity Exchange Act

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, the fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

As noted above, the fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the fund’s investment in other investment vehicles, including investment companies that are not managed by the fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying funds to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The fund’s manager has filed the required notice to claim this no-action relief.

Master Limited Partnerships (“MLPs”)

The fund may invest in MLPs, which are limited partnerships (or similar entities) that are operated by one or more general partners. Limited partners own the remainder of the partnership through limited partnership interests (often referred to as “common units”) and have a limited role in the partnership’s operations and management. Common units generally are registered with the SEC and are publicly traded on U.S. securities exchanges or in the OTC market, and their value generally fluctuates based on prevailing market conditions and the success of the MLP. When investing in an MLP, the fund intends to purchase publicly traded common units.

Investing in MLPs is subject to the risks applicable to investing in a partnership as compared to a corporation, including fewer protections afforded to investors. For instance, owners of common units in an MLP may have limited voting rights and no ability to elect directors. Unitholders of an MLP generally are limited in their liability, but creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs generally engage in natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources, although they may also finance entertainment, research and development and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Risks involved with investing in an MLP also include the risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. The fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions of MLPs are directly tied to commodity prices. The fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships.

Real Estate Investment Trusts (“REITs”)

The fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

While the fund will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of net income and gains under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain “special purpose” REITs in which the fund invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

It is not uncommon for REITs, after the end of their taxable years, to change the characterization of the net income and gains they have distributed during the preceding year. If this happens, the fund could be required to issue revised notices to its shareholders changing the character of the fund’s distributions.

The fund may invest wholly or partially in REITs by investing in exchange-traded funds (“ETFs”) that invest in REITs.

Recent Market Events

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the fund.

These recent market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

Mortgage-backed securities have been especially affected by these recent market events. Throughout 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused unexpected losses for loan originators and certain lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets. These risks may be heightened in the case of sub-prime mortgage-backed securities.

Some financial institutions and other enterprises may have large (but still undisclosed) exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are also eroding the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), initiated a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing will also entail the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the fund’s manager, sub-adviser(s) and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. The fund and its shareholders could be negatively impacted as a result.

Redemption Risk

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the fund because they are managed by the manager or an affiliate of the manager, may invest in the fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the fund may experience relatively large redemptions or investments due to transactions in fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the fund’s performance. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the fund. A large redemption could cause the fund’s expenses to increase and could result in the fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of a fund’s shares.

The manager and the subadviser may be subject to potential conflicts of interest in connection with investments in the fund by an affiliated fund due to their affiliation. For example, the manager or the subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The manager, the subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the funds’ shareholders, although there can be no assurance that such efforts will be successful. The manager and the subadviser may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

* * * * *

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the fund.

Additional Tax Information

The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

General

To continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders (2) the shareholders would treat all those distributions including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is “qualified dividend income” (described below would be taxable as net capital gain, at a preferential maximum federal tax rate) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. A distribution the fund declares in October, November or December of any year that is payable to shareholders of record on a date in such a month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distribution during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

On September 30, 2014, the fund had no capital loss carryforwards. For U.S. Federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the carryforwards and may be used to offset such gains, whether short- or long-term. Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit; any such carryforward losses will retain their character as short-term or long-term. Carryforwards of Post-2010 Losses must be fully utilized before the fund will be permitted to utilize any carryforwards of Pre-2011 Losses. As a result, carryforwards of Pre-2011 Losses may be more likely to expire unused.

Dividends and Other Distributions and Redemption of Shares

Dividends and other distributions the fund declares in the last quarter of any calendar year that are payable to its shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

Dividends from the fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of the dividends from the fund’s investment company taxable income may be eligible for (1) the 15% maximum rate of federal income tax (20% for taxpayers with taxable income exceeding certain thresholds) applicable to “qualified dividend income” received by individual shareholders and (2) the dividends-received deduction for corporate shareholders. The eligible portion for purposes of the preferential rate may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends the fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. In addition, the availability of the preferential rate for individual shareholders and the dividends-received deduction allowed to corporations is subject to satisfaction by the fund, with respect to the shares on which the dividends it receives are paid, and the shareholder, with respect to its fund shares, of certain holding period and other restrictions. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The fund’s distributions of net capital gain (“capital gain distributions”) do not qualify as qualified dividend income (“QDI”) or for the dividends-received deduction. It is not expected that a significant part of the fund’s dividends will so qualify.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Capital gain distributions will be subject to federal income tax at a maximum rate of 15% for individual shareholders (20% for taxpayers with taxable income exceeding certain thresholds). In addition, any capital gain an individual shareholder realizes on a redemption of his or her fund shares held for more than one year will qualify for that maximum rate. If shares of the fund are purchased within 30 days before or after a redemption of shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Taxation of Non-U.S. Shareholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“non-U.S. shareholder”), depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder. If the income from the fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. A foreign shareholder generally would be exempt from federal income tax on gain realized on the sale of fund shares and fund distributions of net capital gain (other than gain realized on disposition of U.S. real property interests), unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2015. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.” If the income from the fund is effectively connected with your U.S. trade or business, you will be subject to federal income tax on such income as if you were a U.S. shareholder.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the fund will be required to withhold 30% of certain ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to enter into such an agreement with the IRS by July 1, 2014. A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

Basis Reporting

The fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will, unless instructed otherwise, calculate the basis it reports using an average basis method, in which the basis per share is reported as an average of the bases of the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their account.

Foreign Securities

FOREIGN TAXES. Dividends and interest the fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes. Even if the fund is entitled to seek a refund in respect of such taxes, it may choose not to.

If more than 50% of the value of the fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to any such election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources as the shareholder’s own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing the shareholder’s taxable income. If the fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may make an election that would enable them to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES. The fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rate applicable to QDI.

If the fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax—even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The fund may elect to “mark-to-market” its stock in any PFIC and, in such event, would be required to distribute to its shareholders any resulting gains in accordance with the Distribution Requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

FOREIGN CURRENCIES. Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates between the time the fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the fund’s investment company taxable income to be distributed to its shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

Options, Futures and Forward Foreign Currency Contracts

The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations)—and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies—will be treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which the fund may invest will be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts the fund holds at the end of its taxable year, other than contracts entered with respect to which it has made a “mixed straddle” election, must be “marked-to-market” (that is, treated as having been sold for their fair market value ) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to it. The fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis in the underlying security.

Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which the fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

Other

If the fund has an “appreciated financial position”—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60 day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount, Market Discount and Pay-In-Kind Securities

The fund may purchase zero coupon or other debt securities issued with original issue discount (“OID”). As a holder of those securities, the fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. With respect to “market discount bonds” (i.e., bonds purchased by the fund at a price less than their issue price plus the portion of OID previously accrued thereon), the fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. Similarly, the fund must include in its gross income securities it receives as “interest” on pay-in-kind securities. Because the fund annually must distribute substantially all of its investment company taxable income, including any OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Additional Purchase and Redemption Information

If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the fund’s Prospectus.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares and Class A2 shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse (and, in the case of a deceased board member, the surviving spouse) and parents, grandparents, children, and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares and Class A2 Shares. Class A shares and Class A2 shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Prospectus.

Financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund (“Financial Advisers”) may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares or Class A2 shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares and Class A2 shares of $1,000,000 or more will be made at NAV without any initial sales charge, but are subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1.00% on certain redemptions made within 12 months of purchase. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class FI, Class R, Class I and Class IS Shares. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares and Class A2 shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares or Class A2 shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares or Class A2 shares in the fund (or Class A shares or Class A2 shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A and Class A2 sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A or Class A2 shares, as applicable, for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letters of Intent—These help you take advantage of breakpoints in Class A and Class A2 sales charges. Purchases of Class A and Class A2 may be aggregated for purposes of calculating each breakpoint. You may purchase Class A shares or Class A2 shares of funds distributed by LMIS over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A or Class A2 purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds distributed by LMIS.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and other distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Asset Level Goal, including shares of classes other than Class A shares or Class A2 shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares or Class A2 shares, and if any shares, including Class A shares or Class A2 shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund distributed by LMIS may be credited towards your Asset Level Goal. Shares of certain money market funds distributed by LMIS acquired by exchange from other funds offered with a sales charge and distributed by LMIS may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements of any relevant accounts, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must however contact your Financial Adviser, or if you purchase your shares directly through the fund, contact the fund prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent, and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Financial Adviser in writing, or if you purchase your shares directly through the fund, by notifying the fund in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gain distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or otherwise cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Adviser, or if you purchase your shares directly through the fund, the fund, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Shareholders purchasing shares at a reduced sales charge under a Letter of Intent indicate their acceptance of these terms and those in the Prospectus with their first purchase.

Contingent Deferred Sales Charge Provisions

The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A or Class A2 shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares and Class A2 shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds distributed by LMIS. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption. LMIS receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2 (except that shareholders who had opened accounts prior to May 23, 2005, will be “grandfathered” and will be able to attain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free return of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor, the manager, or the subadviser.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the fund transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares and Class A2 shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C shares (and Class A or Class A2 share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C shares (redeemed within 12 months of purchase), and on Class A shares and Class A2 shares when purchased in amounts equaling or exceeding $1 million (redeemed within 18 months of purchase).

Set forth below is an example of the method of computing the offering price of Class A shares of the fund based on the NAV of a share of the fund as of September 30, 2014 and the offering price of Class A2 shares of the fund based on an estimated NAV of a share of the fund.

Class A (based on a NAV of $9.89 and a maximum initial sales charge of 5.75%)	$10.49
Class A2 (based on a NAV of $10.00 and a maximum initial sales charge of 5.75%)	$10.61

Exchange Privilege

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The fund’s Prospectus describes the requirements for exchanging shares of the fund.

Investors that hold Class A2 shares may exchange those shares for Class A2 shares of other funds sold by a financial intermediary with a direct transfer agent relationship with such funds, or if such fund does not offer Class A2, for Class A shares.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the fund’s Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the fund transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectus of the fund to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the funds, excluding those shares held in IRAs or Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Financial Adviser to determine if it offers a similar service.

Class A, Class A2 and Class C Shareholders

Class A, Class A2 and Class C shareholders having an account with a balance of $10,000 or more ($5,000 or more for Retirement Accounts) may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by a fund transfer agent—fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the fund. The fund, each fund transfer agent, and LMIS reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See

“Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders

Certain shareholders of the fund’s Class FI, Class I or Class IS shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a service agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a service agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General

The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the close of regular trading on the Exchange on the next day the Exchange is open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year’s worth of scheduled withdrawals. In addition, shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under the Plan.

Dividends

Shares will begin to earn dividends on the settlement date of purchase and will accrue dividends through the day before the settlement date of redemption.

Other Information Regarding Redemptions

The fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund’s investments or determination of its NAV not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund’s shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

Foreign securities markets may be open for trading on days when the fund is not open for business. The NAV of fund shares may be significantly affected on days when investors do not have access to the fund to purchase and redeem shares.

Clients of certain financial intermediaries that maintain omnibus accounts with the fund’s transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the fund’s distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

The fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund’s NAV per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem “in-kind” under normal circumstances, but would do so where its subadviser determines that it would be in the best interests of the fund’s shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the shareholder receiving the securities (though the fund generally would not be required to recognize gain for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

The fund has authorized one or more financial services institutions to receive on its behalf purchase and redemption orders. Such financial services institutions are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the fund’s behalf. The fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution’s authorized designee, receives the order. Orders will be priced at the fund’s NAV next computed after they are received by an authorized trust company or the financial services institution’s authorized designee and accepted by the fund.

Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with LMIS or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some Legg Mason Funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of a fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares exchange privileges applicable to their plan.

Valuation of Shares

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

Disclosure of Portfolio Holdings

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding the fund’s portfolio holdings may be shared at any time with employees of the manager, the fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). The fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, the fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of December 1, 2014, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
Enfusion Systems	Daily	None
ENSO LP	Daily	None
eVestment Alliance	Quarterly	8-10 Days
EZE Order Management System	Daily	None
FactSet	Daily	None

Recipient	Frequency	Delay Before Dissemination
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
StarCompliance	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, the fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	The fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of the fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

The fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than the fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including the fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

Tax-Deferred Qualified Plans—Class A, Class A2 and Class C Shares

Investors may invest in Class A, Class A2 and Class C shares of the fund through IRAs, simplified employee pension plans (“SEPs”), savings incentive match plans for employees (“SIMPLES”), other qualified retirement plans and Coverdell ESAs (collectively, “qualified plans”). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

Individual Retirement Account—IRA

TRADITIONAL IRA. Certain Class A, Class A2 and Class C shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse’s combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain “modified adjusted gross income” (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan—SEP

LMIS makes available to corporate and other employers a SEP for investment in Class A, Class A2 and Class C shares of the fund.

Savings Incentive Match Plan for Employees—SIMPLE

An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee’s salary or a 2% non-elective contribution.

Coverdell Education Savings Account—Coverdell ESA

A Coverdell ESA provides a vehicle for saving for a child’s education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or the fund at 1-877-721-1926.

Withholding

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

Management of the Fund

Under applicable law, the Board is responsible for management of the Trust and provides broad oversight over its affairs. The Board elects the Trust’s officers who manage the day-to-day operations of the Trust under the general direction of the Board.

The trustees of the Trust, including the trustees who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the trustees oversee and other board memberships the trustees have held during the past five years are set forth below. The business address of each trustee (including each trustee of the fund who is not an “interested person” of the fund (an “Independent Trustee”)) is c/o Kenneth D. Fuller, 100 International Drive, Baltimore, Maryland 21202.

INDEPENDENT TRUSTEES:

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Hearn, Ruby P. (1940) Trustee	Since 2004	18	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 – 2012); Director of the Institute for Healthcare Improvement (2002 – 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Lehman, Arnold L. (1944) Lead Independent Trustee	Since 1982	18	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998; formerly: Director of The Baltimore Museum of Art (1979 to 1997).

Masters, Robin J.W. (1955) Trustee	Since 2002	18	Director of Cheyne Capital International Limited (investment advisory firm). Formerly: Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc (2007-2011).	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).

McGovern, Jill E. (1944) Trustee	Since 1989	18	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).

Mehlman, Arthur S. (1942) Trustee	Since 2002	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.	Director of Municipal Mortgageof the Royce Family of Funds c	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director of Municipal Mortgage & Equity, LLC. (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
O’Brien, G. Peter (1945) Trustee	Since 1999	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.	Director of TICC Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999).

Rowan, S. Ford (1943) Trustee	Since 2002	18	None	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Tarola, Robert M. (1950) Trustee	Since 2004	18	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); formerly: Director of TeleTech Holdings, Inc. (business process outsourcing)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly: Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).

INTERESTED TRUSTEES:

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Murphy, Jennifer W. (1964) Trustee and Chair	Since 1999 and since 2013	18	None	Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations Officer of LMM LLC (1999 to 2013); Chief Executive Officer and Director of Legg Mason Capital Management, LLC (2009 to 2013) and Manager of Legg Mason Capital Management, LLC and predecessors (1998 to 2013).

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Fuller, Kenneth D. (1958) Trustee, President and Chief Executive Officer	Since 2013	149	None	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).

EXECUTIVE OFFICERS:

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Berarducci, Christopher (1974) Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly: Assistant Vice President of Legg Mason & Co. (2007 to 2011); Assistant Controller of certain mutual funds associated with LMPFA (2007 to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007).

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Kerr, Susan (1949) Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008).

Sennett, Richard F. (1970) Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007).

Williams, Vanessa A. (1979) Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006).

*	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(1)	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

The trustees of the Trust were selected to serve or continue on the Board based upon some or all of the following: their skills, experience, judgment, analytical ability, intelligence, common sense, current or previous profit and non-profit board membership, experience on the Board and, for each Independent trustee, their demonstrated willingness to take an independent and questioning stance toward management. Each trustee, except for Mr. Fuller, also now has considerable familiarity with the Trust, the fund’s manager, subadviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his or her substantial prior service as a trustee or director of certain funds in the Legg Mason-sponsored fund complex. No particular qualification, experience or background establishes the basis for any trustee’s position on the Board and the Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to a trustee as noted: Dr. Hearn, experience in senior management and on the boards of non-profit organizations devoted to health and health care, scientific analytical training and service on the governing board and policy making body for a university; Mr. Lehman, experience as chief executive officer of major museums and other entities involved in the arts, experience as Lead Independent Trustee and experience as a founding director of the Legg Mason Funds; Ms. Masters, investment management experience as chief investment officer and director of an investment advisory firm and service on the boards of other investment companies; Dr. McGovern, experience as chief executive officer of a foundation and non-profit fundraising organization devoted to programs of the National Marrow Donor Program; Mr. Mehlman, accounting, auditing and management experience with an international accounting firm, and service on the boards of a for profit publicly held entity, an academic foundation and a non-profit organization that provides services for individuals of all abilities; Mr. O’Brien, experience at senior levels of large financial services company and service on the boards of academic institutions and a residential home care company; Mr. Rowan, experience in business and management consulting, academic experience as a lecturer in organizational sciences and journalism, experience in senior levels of a non-profit organization dedicated to the management of critical events and service on the board of a non-profit independent research and educational center; Mr. Tarola, experience as chief financial officer and in senior management of a university, a healthcare organization and a specialty chemicals company, as an advisory group member to the Public Company Accounting Oversight Board, as a partner with an international accounting firm, and in senior management of a corporate finance and governance consulting organization; Mr. Fuller, his investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities and another investment advisory firm; and Ms. Murphy, her investment management experience as an executive and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the fund. Ms. Murphy and Mr. Fuller are interested persons of the fund. Independent Trustees constitute more than 75% of the Board. Ms. Murphy serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating Committee and Independent Trustees Committee. Each of the Audit, Nominating and Independent Trustees Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Independent Trustees Committee serves as Lead Independent Trustee. Where the Board deems appropriate, it appoints ad hoc committees.

The Lead Independent Trustee and the chairs of the Audit and Nominating Committees work with the Chairman of the Board, management personnel and counsel to set the agendas for Board and committee meetings. The Lead Independent Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure is appropriate given that investors, by purchasing the fund, have selected Legg Mason to provide overall management to the fund. The Board’s Chair, Ms. Murphy, as a fund industry career professional and an officer of Legg Mason, is in a unique position to understand developments in the fund industry, as well as developments in management and distribution that may give rise to important opportunities or potential changes in direction for the fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the subadviser, and provides the Independent Trustees an opportunity to air their views, determine matters of significance to the fund and its shareholders, and interact and communicate effectively with management on those matters.

The Audit Committee’s purposes are (i) to oversee the Trust’s accounting and financial reporting policies and practices; (ii) to oversee the quality of the fund’s financial statements and the independent audit thereof; (iii) to oversee the integrity of the process by which the financial statements are prepared, and the independent audit thereof; and (iv) to act as liaison between the Trust’s independent auditor and the Board. The Audit Committee meets at least twice a year with the Trust’s independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Trust, the auditor’s assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters.

The Nominating Committee meets as necessary to review and nominate candidates for positions as trustees and to fill vacancies on the Board. The selection and nomination of candidates to serve as independent trustees to the Trust is committed to the discretion of the Trust’s current Independent Trustees. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate and may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. While there is no formal list of qualifications, the Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice, or backgrounds in senior management or sensitive fiduciary positions, such as oversight of the endowments of not-for-profit entities. For candidates to serve as Independent Trustees, independence from the Trust’s manager, advisers and subadvisers, their affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Trust operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

The Independent Trustees Committee’s purposes are (i) to review arrangements between the fund and its service providers, including the review of the Trust’s advisory and distribution arrangements in accordance with the 1940 Act; (ii) to carry out the responsibilities of independent trustees pursuant to Rule 38a-1 under the 1940 Act; (iii) to provide Independent Trustees an opportunity to exchange views and formulate positions separately from management; and (iv) to oversee issues related to the Independent Trustees that are not specifically delegated to another Board Committee.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of the fund’s investment program and business affairs. The Board views risk management as an important responsibility of management and has emphasized to the manager and subadviser the importance of maintaining vigorous risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board exercises oversight of the risk management processes through oversight by the full Board.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall supervision of the Board, the fund, the manager, the adviser and the subadviser and the affiliates of the manager, the adviser and the subadviser, or other service providers to the fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the adviser, subadviser and other service providers such as the fund’s independent accountant, make reports to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

During the fiscal period ended September 30, 2014, the Audit Committee met four times, the Nominating Committee met one time and the Independent Trustees Committee met five times.

The following table shows each trustee’s ownership of shares of the fund and of all the Legg Mason Funds served by the trustee as of December 31, 2014:

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Shares in the Legg Mason Funds Owned by Trustee ($)
INDEPENDENT TRUSTEES:
Hearn, Ruby P.	None	Over 100,000
Lehman, Arnold L.	None	Over 100,000
Masters, Robin J.W.	None	Over 100,000
McGovern, Jill E.	None	Over 100,000
Mehlman, Arthur S.	None	Over 100,000
O’Brien, G. Peter	None	Over 100,000
Rowan, S. Ford	None	Over 100,000
Tarola, Robert M.	None	Over 100,000

INTERESTED TRUSTEES:
Murphy, Jennifer W.	50,001 - 100,000	Over 100,000
Fuller, Kenneth D.	None	Over 100,000

As of December 31, 2014, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

Information regarding compensation paid by the Trust to its Board is set forth below. The Independent Trustees receive an annual retainer plus a fee for each meeting of the Board attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. As interested persons of the fund, Ms. Murphy and Mr. Fuller do not receive compensation from the fund for their service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Prior to January 1, 2015, for serving as a trustee of certain of the Legg Mason mutual funds, each Independent Trustee received an annual retainer of $95,000 and a fee of $9,000 for each regularly scheduled meeting he or she attended. As of January 1, 2015, for serving as a trustee of certain of the Legg Mason mutual funds, each Independent Trustee receives an annual retainer of $107,500 and a fee of $9,000 for each regularly scheduled meeting he or she attends. Individual trustees may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Trustee receives additional compensation of $20,000 annually. The Chair of the Audit Committee receives additional compensation of $15,000 annually. The Vice Chair of the Audit Committee receives additional compensation of $5,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. Prior to January 1, 2015, Independent Trustees received a fee of $3,750 or $1,250 for any special Board meeting they attended in person or by telephone, respectively. As of January 1, 2015, Independent Trustees will also receive a fee of $5,000 or $1,250 for any special Board meeting they attend in person or by telephone, respectively. The Independent Trustees review the level of trustee compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund’s counsel, independent trustee counsel and independent consultants, as the Independent Trustees deem appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds overseen by the Independent Trustees, market changes in mutual fund trustee compensation, changes in the operational and regulatory environment and changes in the oversight role played by the Independent Trustees.

The following table provides certain information relating to the compensation of the Trust’s trustees. None of the Legg Mason Funds has any retirement plan for its trustees. However, each trustee may participate in a deferred compensation plan as discussed below.

Name of Person and Position	Aggregate Compensation from fund* ($)	Total Compensation from Legg Mason Funds** ($)	Total Compensation from Fund Complex*** ($)
INDEPENDENT TRUSTEES:
Hearn, Ruby P.—Trustee	357	146,250	146,250
Lehman, Arnold L.—Trustee	409	166,250	166,250
Masters, Robin J.W.—Trustee	357	145,000	145,000
McGovern, Jill E.—Trustee****	357	147,500	147,500
Mehlman, Arthur S.—Trustee	396	161,250	440,250
O’Brien, G. Peter—Trustee	357	150,000	429,000
Rowan, S. Ford—Trustee	357	146,250	146,250
Tarola, Robert M.—Trustee	370	151,250	151,250

INTERESTED TRUSTEES:
Murphy, Jennifer W.—Chair and Trustee	None	None	None
Fuller, Kenneth D.—President, Chief Executive Officer and Trustee	None	None	None

*	Represents compensation paid to each trustee by the fund for the fiscal period ended September 30, 2014.
**	Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2014 from the Legg Mason Funds. At the end of that period, there were 3 open-end investment companies in the Legg Mason Funds, consisting of 18 portfolios.
***	Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2014 from the Fund Complex.
****	The total amount of deferred compensation accrued by the Trust (including earnings or depreciation in value of amounts deferred) through December 31, 2014 for the participating trustee is as follows: Jill E. McGovern, $1,315,051.

Officers receive no compensation from the Trust, although they may be reimbursed by Legg Mason for reasonable out-of-pocket travel expenses for attending Board meetings.

On January 1, 2015, the trustees and officers of the fund owned beneficially or of record in the aggregate less than 1% of any class of the fund’s outstanding shares.

On January 1, 2015, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

NAME AND ADDRESS	CLASS	% OF CLASS HELD
Morgan Stanley & Co Inc. Harborside Financial Center Plaza Two, 2nd Floor Jersey City, NJ 07311	A	22.92

RBC Capital Markets, LLC 510 Marquette Ave., S Minneapolis, MN 55402-1110	A	13.42

Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105-1905	A	5.10

Morgan Stanley & Co Inc. Harborside Financial Center Plaza Two, 2nd Floor Jersey City, NJ 07311	C	57.58

RBC Capital Markets, LLC 510 Marquette Ave., S Minneapolis, MN 55402-1110	C	21.46

Legg Mason Funding Limited Walker House, Mary Street P.O. Box 908GT Grand Cayman, Cayman Islands	FI	100

Morgan Stanley & Co Inc. Harborside Financial Center Plaza Two, 2nd Floor Jersey City, NJ 07311	I	81.82

RBC Capital Markets, LLC 510 Marquette Ave., S Minneapolis, MN 55402-1110	I	6.49

Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105-1905	I	5.84

William H. Miller III Ruxton, MD	IS	73.07

Applied Philosophy LLC 100 International Dr, 5th Floor Baltimore, MD 21202	IS	22.58

The Fund’s Manager and Subadviser

LMPFA serves as the fund’s manager under a Management Agreement (“Management Agreement”). LMM serves as the fund’s subadviser under a Subadvisory Agreement. LMM is 50% owned by Legg Mason, Inc. (“Legg Mason”) and 50% owned, directly or indirectly, by Bill Miller.

The address of LMM is 100 International Drive, Baltimore, Maryland 21202. The address of LMPFA is 620 Eighth Avenue, New York, New York 10018. LMPFA is a wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2014, Legg Mason’s asset management operations had aggregate assets under management of approximately $707.8 billion.

The Management Agreement provides that, subject to overall direction by the Board, LMPFA manages or oversees the investment and other affairs of the fund. LMPFA is responsible for managing the fund consistent with the 1940 Act, the Code and the fund’s investment objective and policies described in its Prospectus and this SAI. The Management Agreement further provides that LMPFA is responsible, subject to the general supervision of the Board, for the actual management of the fund’s assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security.

LMPFA receives for its services to the fund a management fee, calculated daily and payable monthly, at an annual rate of 0.70% of the first $2.5 billion of the fund’s average daily net assets, 0.675% of the next $5 billion, and 0.65% of average daily net assets in excess of $7.5 billion. Management fees are allocated among each class based on their pro rata share of fund assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25%, 1.45%, 2.00%, 1.25%, 1.50%, 0.95% and 0.85% for Class A, A2, C, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of LMPFA and the Board, and may be terminated at any time after that date by LMPFA. These arrangements, however, may be modified by LMPFA to decrease total annual operating expenses at any time. LMPFA is also permitted to recapture amounts waived or reimbursed to a class within three years after the year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

For the fiscal period ended September 30, 2014, the fund paid management fees to LMPFA as follows:

For the fiscal peiod ended September 30	Gross Management Fees ($)	Management Fees Waived/Expense Reimbursements ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2014	313,014	(219,381)	93,633

For its services to the fund, LMPFA (not the fund) has agreed to pay LMM a fee, calculated daily and payable monthly at an annual rate equal to 90% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Under the Management Agreement and Sub-Advisory Agreement, LMPFA and LMM, respectively, will not be liable for any error of judgment or mistake of law or for any loss by the fund in connection with the performance of the Management Agreement or Sub-Advisory Services Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective agreement.

The Management Agreement and Sub-Advisory Agreement each terminate automatically upon assignment and are terminable at any time without penalty by vote of the Board, by vote of a majority of the fund’s outstanding voting securities, or by LMM or LMPFA, respectively, on not less than 60 days’ notice to the other party to the agreement, and may be terminated immediately upon the mutual written consent of all parties to the agreement.

Portfolio Managers

Bill Miller, CFA, Managing Member of LMM and Bill Miller IV, CFA serve as the co-portfolio managers of the fund. The table below provides information regarding other accounts for which Messrs. Miller have day-to-day management responsibility.

As of September 30, 2014:

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Bill Miller	Registered Investment Companies	1	1,872,638,698.72	0	—

	Other pooled investment vehicle	1	218,874,553.87	0	—

	Other accounts	3	110,739,517.48	0	—

Bill Miller IV	Registered Investment Companies	0	—	0	—

	Other pooled investment vehicle	1	42,905,350.94	0	—

	Other accounts	0	—	0	—

As of September 30, 2014, Bill Miller owned shares of the fund with a value in excess of $100,000. As of September 30, 2014, Bill Miller IV owned shares of the fund with a value between $50,001—$100,000.

Bill Miller serves as Managing Member for LMM. The co-portfolio managers each have ownership interests in LMM and, therefore, receive a portion of its profits. The co-portfolio managers, are also eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits, participation in a 401(k) program, and participation in other deferred compensation plans.

Bill Miller IV is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the strategy, his performance over various other time periods, the total value of the assets in the strategy, his contribution to the adviser’s research process, the profitability of LMM and the assistant portfolio manager’s contribution to profitability, and trends in industry compensation levels and practices.

Bill Miller and Bill Miller IV have day-to-day management responsibility for other accounts. The management of multiple accounts by the co-portfolio managers may create the potential for conflicts to arise. For example, the co-portfolio managers make investment decisions for each account based on the investment guidelines, cash flows and other factors that they believe are applicable to that account. Consequently, the co-portfolio managers may purchase (or sell) the same security for multiple accounts at different times. The co-portfolio managers may also manage accounts whose style, objectives and policies differ from those of the fund. Trading activity appropriate for one account managed by the co-portfolio managers may have adverse consequences for another account managed by the co-portfolio managers. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the fund maintained its position in the security. A potential conflict may also arise since the co-portfolio managers is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This potential conflict may be heightened where an account is subject to a performance-based fee. The co-portfolio managers personal investing may also give rise to potential conflicts of interest. LMM has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

The fee schedule for the fund does not contain the same breakpoints that apply to certain of the other accounts managed by the portfolio managers; therefore the effective fee paid by the fund may be higher than the effective fee paid by the other accounts described above.

In the opinion of the manager for the fund, the co-portfolio managers’ simultaneous management of the fund and the accounts included in the table above, all of which are subject to LMM’s compliance policies and procedures, does not create any material conflicts of interests.

Proxy Voting

If the fund holds equity securities in its portfolio, it will have the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason Funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or subadvisers that actually manage the assets of each fund are delegated the responsibility for assessing and voting the fund’s proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its subadviser and the subadviser’s affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge through http://www.leggmason.com/IndividualInvestors (click on the name of the fund) or the SEC’s Internet site at http://www.sec.gov.

Code of Ethics

The fund, LMPFA, LMM and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code of ethics and must be conducted in such a manner as to avoid any conflict of interest or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, LMPFA, LMM and LMIS are on file with the SEC.

Portfolio Transactions and Brokerage

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. Variations in the fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

For the following fiscal periods, the fund’s portfolio turnover rates were as follows:

2014	6%

Under the Subadvisory Agreement, LMM is responsible for the execution of the fund’s portfolio transactions. LMM places all orders for the purchase and the sale of portfolio investments with broker/dealers selected by it in its discretion. Corporate and government debt securities are generally traded on the OTC market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a “spread,” which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, the subadviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions or spreads to broker/dealers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the fund, the subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the services described below), and any risk assumed by the executing broker or dealer.

Consistent with the policy of most favorable price and execution, the subadviser may give consideration to research, statistical and other services furnished by broker/dealers to the subadviser for its use, may place orders with broker/dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker/dealers a higher brokerage commission than may be charged by other broker/dealers, or a higher transaction fee on so-called “riskless principal” trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to the subadviser in connection with services to clients other than the fund whose brokerage generated the service. On the other hand, research and analysis received by the subadviser from brokers executing orders for clients other than the fund may be used for the fund’s benefit. The subadviser’s fee is not reduced by reason of its receiving such brokerage and research services.

The fund may use brokerage firms affiliated with the fund’s manager and/or subadviser (“affiliated broker”) as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed “usual and customary brokerage commissions.” Rule 17e-1 under the 1940 Act defines “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In the OTC market, the fund generally deals with responsible primary market makers unless a more favorable execution can otherwise be obtained.

For the fiscal period ended September 30, 2014, the fund paid brokerage commissions of $111,210.

Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called “riskless principal” trades. The Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the fund’s investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. The Management and Investment Advisory Agreements expressly provide such consent.

The fund did not acquire any securities of its regular broker/dealers or their parents during the fiscal period ended September 30, 2014. As of September 30, 2014, the fund did not own any securities of its regular broker/dealers or their parents.

Investment decisions for the fund are made independently from those of other funds and accounts advised by the manager and subadviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in large-volume transactions may produce better executions and prices.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold. Shares of the fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the fund’s Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadviser, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Dealer Commissions and Concessions

From time to time, the fund’s distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the fund or a managed account strategy of which the fund is part. Such concessions provided by the fund’s distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the fund’s distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to Class A shares, not to exceed 0.25% of the average daily net assets of the fund attributable to Class A2 shares, not to exceed 1.00% of the average daily net assets of the fund attributable to Class C shares, not to exceed 0.25% of the average daily net assets of the fund attributable to Class FI shares, and not to exceed 0.50% of the average daily net assets of the fund attributable to Class R shares. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the fund, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the distributor (or others), the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred by the distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred by the distributor (or others) are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the fund pursuant to the distribution plan in effect during the fiscal year ended September 30, 2014:

Class	Service and Distribution Fees Incurred ($)
Class A	13,781
Class C	57,819
Class FI	15

For the fiscal year ended September 30, 2014, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund and Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total ($)
A	12,182	0	5,499	0	17,681
C	2,080	33,070	5,806	0	40,956
FI	0	0	2,716	0	2,716

No information is presented for Class A2 shares or Class R shares of the Fund because no Class A2 shares or Class R shares of the fund were outstanding during the fiscal year ended September 30, 2014.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charge

The aggregate dollar amounts of initial sales charge on Class A shares received by the distributor were as follows:

For the fiscal year or period ended September 30	Total Commissions ($)	Amounts Retained by Distributor ($)
2014	439,560	68,962

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by LMIS were as follows:

Class A Shares

For the fiscal year or period ended September 30	LMIS ($)
2014	0

Class C Shares

For the fiscal year ended September 30	LMIS ($)
2014	1,011

The Trust

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 7, 2009. The fund is a series of the Trust, a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (the

“Trustees”) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the fund, when issued, will be fully paid and nonassesable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

The Fund’s Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund.

State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

The Fund’s Legal Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the fund.

The Fund’s Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as independent registered public accounting firm to the fund.

Financial Statements

The Annual Report to shareholders for the fiscal period ended September 30, 2014, contains the fund’s financial statements, accompanying notes and the reports of PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm, all of which are hereby incorporated by reference herein (filed by Legg Mason Global Asset Management Trust on behalf of the fund on November 25, 2014 (Accession Number 0001193125-14-424516).

APPENDIX A

CREDIT RATING DESCRIPTIONS

Description of Moody’s Investors Service, Inc. (“Moody’s”) Ratings:

The following descriptions of Moody’s ratings have been published by Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Aaa-Obligations rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa-Obligations rated Baa are judged to be medium-grade and are subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B-Obligations rated B are considered speculative and are subject to high credit risk.

Caa-Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Financial Service LLC (“S&P”) Ratings:

The following descriptions of S&P’s ratings have been published by Standard & Poor’s Financial Service LLC.

Long-Term Issue Credit Ratings

AAA-An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA-An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A-An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB-An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C-Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB-An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C-A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D-An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–)-The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR-This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B-A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C-A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D-A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings-S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Fitch Inc. Ratings (“Fitch”) Ratings:

The following descriptions of Fitch’s ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

Corporate Finance Obligations-Long-Term

AAA-Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA-Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB-Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB-Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B-Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC-Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC-Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C-Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (–) The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

emr-The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Obligation Ratings:

F1-Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2-Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3-Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B-Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C-High short-term default risk. Default is a real possibility.

RD-Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D-Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

LEGG MASON FUNDS

PROXY VOTING POLICIES

(Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1.	Voting Proxies-Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2.	Proxy Voting Policies of Advisers to Legg Mason Funds-Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3.	Funds’ Proxy Voting Policies and Procedures-The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers’ policies for the voting of the funds’ proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4.	Annual Review-An adviser’s proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser’s stated proxy voting policies and procedures.

5.	Changes to Advisers’ Policies and Procedures-On an annual basis, any changes to an adviser’s proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

Legg Mason Partners Fund Advisor, LLC

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

LMM LLC

PROXY VOTING

The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

Procedures

Oversight of Principles and Procedures

The Firm’s Managing Member has full authority to determine the Firm’s proxy voting principles and procedures and vote proxies on behalf of the Firm’s clients. The Managing Member may delegate oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more portfolio managers. The Firm will periodically review its existing principles and procedures in light of the Firm’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company’s shares are no longer held by the Firm’s clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Client Accounts for which the Firm Votes Proxies

The Firm shall vote proxies for each client account for which the client:

(i)	has specifically authorized the Firm to vote proxies;

(ii)	without specifically authorizing the Firm to vote proxies, has granted general investment discretion to the Firm in the investment management agreement; or

(iii)	is subject to the Employee Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement or another applicable writing specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to account inception, the Firm shall determine whether it has proxy voting authority over such client account.

The Firm will deliver to each client for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of the Proxy Voting Principles and Procedures. The summary will state that a copy of the Firm’s Proxy Voting Principles and Procedures is available upon request, as well as guidelines that describe how the Firm generally votes proxies.

The Firm will maintain a record or each client request for proxy voting information. The Firm will also maintain a copy of its response thereto.

Proxy Administration

The Firm will instruct each client custodian to forward proxy materials to the vendor engaged by the Firm to electronically receive ballots and transmit the Firm’s proxy votes, as well as to maintain proxy voting receipts and records (the “Proxy Administration Vendor”). New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm’s Proxy Administration Vendor.

Compliance Review

A member of the compliance team will review the pending proxies and identify any potential conflicts between the Firm, or its employees, and the Firm’s clients.

Identifying Conflicts

In identifying conflicts of interest, the compliance team will review the following issues:

(i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm’s clients;

(ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

(iii) Whether the portfolio manager voting the shares is aware of any business or personal relationship, or other economic incentive that has the potential to influence the manner in which the portfolio manager votes the shares.

Assessing Materiality

If it is determined that a conflict exists, the conflict will be deemed to be material if a member of the compliance team determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If it is determined that the conflict is not material, the proxy issue will be forwarded to the portfolio manager for voting.

If a member of the compliance team determines that the conflict may be material, the following steps will be taken:

(i) The compliance team will consult with representatives of the Firm’s senior management to make a final determination of materiality. The compliance team will maintain a record of this determination.

(ii) After the determination is made, the following procedures will apply:

(a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the portfolio manager for voting;

(b) If the final determination is that the conflict is material, the following procedures will apply:

(1) If the Firm’s Proxy Voting Guidelines (“Guidelines”), a copy of which is included as Schedule 3, definitively address the issues presented for vote, the Firm will vote according to the Guidelines;

(2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent voting delegate or (y) disclose the conflict to clients and obtain their consent to vote.

Notification to Clients

Upon receipt of a client request for information on how proxies were voted for that client’s account, the Firm will promptly provide such requested information to the client in writing.

To the extent a client requires notification if a conflict of interest is identified, a member of the compliance team will ensure that notification is carried out in a timely manner.

Proxy Administration

The Firm’s operations team, with the assistance of the Proxy Administration Vendor will:

(i) Provide custodians with instructions to forward proxies to the Firm’s Proxy Administration Vendor for all clients for whom the Firm is responsible for voting proxies;

a)	(ii) When proxy data is received from the Firm’s Proxy Administration Vendor, reconcile the number of shares indicated on the proxy with the Firm’s internal data on shares held as of the record date and notify the custodian of any discrepancies or missed proxies.

(iii) Use best efforts to obtain missing proxies from custodian;

(iv) Inform the compliance team and portfolio manager voting the shares if the company’s shares are no longer held by Firm clients as of the meeting date;

(v) Ensure the compliance team and portfolio manager voting the shares are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner;

(vi) Per instructions from the portfolio manager, vote proxy issues via the Proxy Administration Vendor’s software, online or via facsimile, and;

(vii) Obtain evidence of receipt and maintain records of all proxies voted.

Recordkeeping

The Firm shall maintain the following records relating to proxy voting:

- a copy of this Policy and Procedures, including any and all amendments that may be adopted;

- a copy of each proxy statement that the Firm receives regarding client securities;

- a record of each vote cast by the Firm on behalf of a client;

- documentation relating to the identification and resolution of conflicts of interest;

- any documents created by the Firm that were material to a proxy voting decision or that memorialized the basis for that decision; and,

- a copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any (written or oral) client request for information on how the Firm voted proxies on behalf of the requesting client.

All required records shall be maintained for a period of five years from the end of the fiscal year during which the last entry was made on such record. For the first two (2) years of the five (5) year period, the required records will be maintained in the Firm’s Offices. In lieu of keeping copies of proxy statements, the Firm may rely on proxy statements filed on the EDGAR filing system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. The Firm may also rely on a third party to make and retain, on the Firm’s behalf, records of votes cast by the Firm on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

In addition, the Firm shall maintain the following records on behalf of each investment company client for a period of six years from the end of the fiscal year during which the last entry was made on such record:

A proxy log and supporting materials, including:

(i) Issuer name;

(ii) Exchange ticker symbol of the issuer’s shares to be voted;

(iii) Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

(iv) A brief identification on the matter voted;

(v) Whether the matter was proposed by the issuer or by a shareholder of the issuer;

(vi) Whether a vote was cast on the matter;

(vii) A record of how the vote was cast; and,

(viii) Whether the vote was cast for or against the recommendation of the issuer’s management team.

PROXY VOTING GUIDELINES

The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	Firm Guideline

BOARD OF DIRECTORS

Independence of Boards of Directors: majority of unrelated directors, independent of management	For

Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For

Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For

Cumulative Voting for Directors	For

Staggered Boards	Against

Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case

Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For

Director Liability & Indemnification: support limitation of liability and provide indemnification	For

Audit Process	For

Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For

Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For

Fixed Retirement Policy for Directors	Case-by-Case

Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For

Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For

Annual Review of Board/CEO by Board	For

Periodic Executive Sessions Without Mgmt (including CEO)	For

Proxy Issue	Firm Guideline

Votes for Specific Directors	Case-by-Case

MANAGEMENT AND DIRECTOR COMPENSATION

Stock Option and Incentive Compensation Plans:	Case-by-Case

Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case

Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value

Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against

Expiry: plan whose options have a life of more than ten years	Case-by-Case

Expiry: “evergreen” stock option plans	Against

Dilution:	Case-by-Case— taking into account value creation, commitment to shareholder- friendly policies, etc.

Vesting: stock option plans that are 100% vested when granted	Against

Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For

Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against

Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case

Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against

Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against

Change in Control: granting options or bonuses to outside directors in event of a change in control	Against

Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against

Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against

Director Compensation: % of directors’ compensation in form of common shares	For

Proxy Issue	Firm Guideline

Golden Parachutes	Case-by-Case

Expense Stock Options	For

Severance Packages: must receive shareholder approval	For

Lack of Disclosure about Provisions of Stock-based Plans	Against

Reload Options	Against

Plan Limited to a Small Number of Senior Employees	Against

Employee Stock Purchase Plans	Case-by-Case

TAKEOVER PROTECTIONS

Shareholder Rights Plans: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid	Against

Going Private Transaction, Leveraged Buyouts and Other Purchase Transactions	Case-by-Case

Lock-up Arrangements: “hard” lock-up arrangements that serve to prevent competing bids in a takeover situation	Against

Crown Jewel Defenses	Against

Payment of Greenmail	Against

“Continuing Director” or “Deferred Redemption” Provisions: provisions that seek to limit the discretion of a future board to redeem the plan	Against

Change Corporation’s Domicile: if reason for re-incorporation is to take advantage of protective statutes (anti-takeover)	Against

Poison Pills: receive shareholder ratification	For

Redemption/Ratification of Poison Pill	For

SHAREHOLDERS’ RIGHTS

Confidential Voting by Shareholders	For

Dual-Class Share Structures	Against

Linked Proposals: with the objective of making one element of a proposal more acceptable	Against

Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against

Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against

Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For

Shareholder Proposals	Case-by-Case

Stakeholder Proposals	Case-by-Case

Issuance of Previously Authorized Shares with Voting Rights to be Determined by the Board without Prior Specific Shareholder Approval	Against

“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For

Proxy Issue	Firm Guideline

Preemptive Rights	For

Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For

Allow Shareholder action by written consent	For

Allow Shareholders to call Special Meetings	For

Social and Environmental Issues	As recommended by Company Management

Reimbursing Proxy Solicitation Expenses	Case-by-Case